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                                                                   Exhibit 24.1

                                  SIGNATURES

  Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 19, 1999                      Cardima, Inc.

                                          /s/ Phillip C. Radlick, Ph.D.
                                          _____________________________________
                                          PHILLIP C. RADLICK, Ph.D.
                                          President, Chief Executive Officer
                                           and Director

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Phillip C. Radlick, Ph.D. and Ronald E. Bourquin, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes may do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           Name                         Title                      Date

  /s/ Phillip C. Radlick,    President, Chief Executive      March 19, 1999
           Ph.D.             Officer and Director         ---------------------
---------------------------  (Principal Executive
 Phillip C. Radlick, Ph.D.   Officer)

  /s/ Ronald E. Bourquin     Vice President and Chief        March 19, 1999
---------------------------  Financial Officer            ---------------------
    Ronald E. Bourquin       (Principal Financial and
                             Accounting Officer)

 /s/ Michael J.F. Du Cros    Director                        March 19, 1999
---------------------------                               ---------------------
   Michael J.F. Du Cros

 /s/ Neville J. Jeharajah    Director                        March 19, 1999
---------------------------                               ---------------------
   Neville J. Jeharajah

    /s/ Gabriel B. Vegh      Executive Vice President,       March 19, 1999
---------------------------  Chief Operating Officer      ---------------------
      Gabriel B. Vegh        and Director

 /s/ Charles P. Waite, Jr.   Director                        March 19, 1999
---------------------------                               ---------------------
   Charles P. Waite, Jr.